UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):

September 23, 2013

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AETRIUM incORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

(651) 770-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

On September 24, 2013, the Board of Directors of Aetrium Incorporated (the “Company”) approved a one for ten reverse stock split of its Common Stock (the “Reverse Split”), to be effective at 12:01 a.m. (Central Daylight Time) on October 11, 2013 (the “Effective Time”). The rights or preferences of the holders of the outstanding shares of the Company’s Common Stock will not be adversely affected by the Reverse Split and the percentage of authorized shares of any class or series of the Company’s capital stock remaining unissued after the Reverse Split will not exceed the percentage of authorized shares of that class or series that were unissued before the Reverse Split. Therefore, under Minnesota law, shareholder approval of the Reverse Split was not required. As a result of the Reverse Split, every ten shares of Common Stock issued and outstanding as of the Effective Time will be automatically converted into one share of Common Stock, without any change in the par value per share, and the aggregate number of shares of capital stock that the Company is authorized to issue will be proportionally reduced in the Articles of Amendment from 32,000,000 to 3,200,000, including a reduction in the number of authorized shares of Common Stock from 30,000,000 to 3,000,000.   Fractional shares will not be liquidated. Fractional shares for registered shareholders will be rounded up. A proportional adjustment will also be made to the Company’s outstanding stock options. A new CUSIP number (00817R202) has been issued for the Common Stock to distinguish stock certificates issued after the Effective Time.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2013, the Company filed with the Minnesota Secretary of State an amendment to the Company’s Amended and Restated Articles of Incorporation to effect the Reverse Split.  The effective date and time of the Reverse Split is October 11, 2013 at 12:01 a.m. (Central Daylight Time). As a result of the Reverse Split, every ten shares of the Company’s Common Stock that are issued and outstanding as of the Effective Time will automatically be converted into one issued and outstanding share, without any change in the par value of such shares.  A copy of the Articles of Amendment to Amended and Restated Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01  Other Events.

On September 23, 2013, UTHE Technology Corporation (“UTHE”) filed a notice of appeal to the United States Court of Appeal for the Ninth Circuit from an order dated September 9, 2013 granting the Company’s motion for summary judgment and from the related final judgment entered on September 13, 2013 by a U.S. District Judge in the United States District Court for the Northern District of California. The order and final judgment entered in favor of the Company are related to litigation originally commenced by UTHE in 1993 and previously disclosed by the Company in prior filings with the Securities and Exchange Commission.

On September 27, 2013 the Company issued a press release announcing the Reverse Split.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation

99.1	Press Release dated September 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By:	/s/ Paul H. Askegaard
Paul H. Askegaard
Treasurer

Dated: September 27, 2013

AETRIUM IncORPORATED

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation	Filed herewith

99.1	Press Release dated September 27, 2013	Filed herewith